SETTLEMENT AGREEMENT AND MUTUAL GENERAL RELEASE



         This Settlement Agreement and Mutual General Release ("Agreement") is made and entered into as of this 6th day of September, 1994, by and among Gerald Singer and Leona R. Singer, husband and wife ("Singer"), and Arthur John Murphy and Joan Murphy, husband and wife ("Murphy") (Singer and Murphy are collectively hereinafter referred to as the "Licensors"), on the one hand, and Inter-Act Systems, Incorporated, a North Carolina corporation (formerly known as Interactive Networks Incorporated) ("ISI") and Network Licensing, Inc., a North Carolina corporation ("NLI") (ISI and NLI are collectively hereinafter referred to as "Licensees"), on the other hand, with respect to the following matters:

                                    RECITALS:

         WHEREAS, on or about December 31, 1990, Michael R. Jones ("Jones") entered into a license agreement with Licensors (the "License Agreement"), a copy of which is attached hereto as Exhibit "A" and made a part hereof as though set forth at length herein;

         WHEREAS, on or about June 15, 1993, Jones assigned the License Agreement to NLI (the "Assignment"), a copy of which is attached hereto as Exhibit "B" and made a part hereof as though set forth at length herein;

         WHEREAS, on or about June 15, 1993, Licensors and NLI entered into an addendum to the License Agreement (the "Addendum"), a copy of which is attached hereto as Exhibit "C" and made a part hereof as though set forth at length herein;

         WHEREAS, Licensees have asserted a reduction in the royalties payable under the License Agreement and the Addendum under the terms thereof;

         WHEREAS, Licensors have made claims against Licensees relating, among other things, to securities fraud, breach of contract and usurpation of Licensor's rights in certain intellectual property (the "Claims");

         WHEREAS, Licensors deny that the royalties should be adjusted and Licensees deny responsibility or liability for the Claims and resulting damages alleged by Licensors, but Licensees and Licensors wish to fully, completely and finally resolve all claims they have or may have against each other and desire to avoid the costs and uncertainties of litigation;

         WHEREAS, it is the intention of the parties hereto to fully, finally and forever resolve any and all claims, disputes and differences that they have or may have against each other, including, but not limited to, those claims asserted or which could have been asserted in connection with the License Agreement, the Assignment, the Addendum and the Claims; and

         WHEREAS, as part of the resolution of the Claims, the parties hereto wish to make certain amendments to the License Agreement, the Assignment and the Addendum.


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                                  THE AGREEMENT

         NOW,  THEREFORE,  in  consideration  of  the  above  recitals  and  the
covenants  and  agreements  herein  contained,   and  other  good  and  valuable
consideration, the parties hereto agree as follows:

         1.       PAYMENT OF MONEY.

                  The $10,000 per month minimum payment (referred to in Paragraph 2.2 hereof) to be made to the Licensors under Paragraph B of the License Agreement shall be reinstated as of January 1, 1994 and payment thereof shall resume beginning with the payment for the month of September, 1994, which shall be made on September 15, 1994. On September 15, 1994, Licensees shall pay to the Licensors an aggregate of $58,000, said amount being the difference between (i) the $10,000 per month payable to the Licensors under Paragraph B of the License Agreement for the months of January, 1994 through and including August, 1994 and (ii) the amounts actually paid to the Licensors under the License Agreement during that same time period. The parties hereto agree that the endorsement and the negotiation of the checks made by NLI or ISI payable to the order of any Licensor from January 1, 1994 to the date hereof shall in no way affect the rights of the Licensors with respect to amounts owed to them under the License Agreement.

         2. MODIFICATIONS TO THE TERMS OF THE LICENSE AGREEMENT, THE ASSIGNMENT AND THE ADDENDUM.

                  2.1 The License Agreement is hereby amended by deleting Paragraph D.3 thereof in its entirety and substituting the following provision therefor:

                  "Either party may terminate this License Agreement at any time after only the minimum payments called for in Paragraph B.1 hereof shall have been paid to the Licensor for any period of twenty-four (24) consecutive months beginning on or after October 1, 1994."

                  2.2 The License Agreement is hereby amended by deleting Paragraph B.1 thereof in its entirety and substituting the following provision therefor:

                  "During the term of this Agreement, Licensee shall pay Licensor a royalty of two percent (2%) of the gross collected revenues derived from the business of Licensee, only as such business pertains to the Inventions, until such time as Licensor has received the aggregate sum of Ten Million Dollars ($10,000,000), then the royalty shall be reduced to one percent (1%) of the gross collected revenues derived from the business of the Licensee, only as such business pertains to the Inventions. Notwithstanding the foregoing, Licensee shall pay to Licensor not less than the sum of Ten Thousand Dollars ($10,000) per month during the balance of the term of this Agreement. All such monthly payments shall be due and payable on the 15th day of every month during the term of this Agreement."


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                  2.3 The License  Agreement is hereby further amended by adding the following provision thereto as Paragraph B.5:

         " 5. In the event that any claim is made by Paul Nash or an assignee, successor, heir, legatee or representative of Paul Nash ("Nash"), as to the title, ownership or inventorship of United States Patent No. 5,305,195, Licensees shall continue to pay to Licensors the full royalty rate as provided herein unless and until there is a judgment by a court of competent jurisdiction against Licensors as to the challenged patent. Upon the issuance of such judgment, the parties shall have such rights and obligations as to each other as provided by law and by this Agreement."

                  2.4 The Addendum is hereby amended by deleting Paragraph 1 thereof in its entirety.

                  2.5  Except  as  hereby  modified  or  amended,   the  License
Agreement, the Assignment and the Addendum shall continue in full force and effect unchanged.

         3.       MUTUAL GENERAL RELEASE.

                  In consideration of all of the terms and conditions of this Agreement, the obligation to continue to perform the executory provisions of this Agreement and the agreements attached hereto as Exhibits (as amended or revised herein) and the other agreements set forth herein Licensors, individually and collectively, on the one hand, and Licensees, individually and collectively, on the other hand, and on behalf of their respective successors, assigns, heirs, legatees and representatives, fully and forever release and discharge the others, their successors, assigns, heirs, employees, agents and representatives, and each of them, of and from all manner of actions, causes of action, claims, demands, costs, damages, liabilities, losses, obligations, expenses and compensation of any nature whatsoever in law or in equity, known and unknown, arising prior to the date hereof including, but not limited to, those asserted or which could have been asserted in connection with the Claims. Notwithstanding any provision hereof to the contrary, Gerald Singer does not release or discharge ISI or NLI from any claim he may have against either of them for the payment of legal fees claimed owing to him, if any, for any legal services provided by him in connection with procuring patents on the Inventions (as that term is defined in the License Agreement) and the rights, obligations and warranties of the parties under the License Agreement, the Assignment and the Addendum, as modified or amended pursuant to Article 2 hereof, shall continue in full force and effect.

         4.       CIVIL CODE ss. 1542.

                  The Mutual General Release set forth in Section 3 hereof is and shall be a release of all claims, whether known or unknown, as provided therein, and Licensors and Licensees hereby release all rights reserved to any of them of ss. 1542 of the Civil Code of the State of California, which reads as follows:


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



                  "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

                  In waiving the provision of ss. 1542 of the Civil Code, Licensors and Licensees acknowledge that they may hereafter discover facts in addition to or different from those which they now believe to be true with respect to the subject matter of the release and other matters herein released, but agree that the release herein given shall be and remain in effect as a full and complete general release notwithstanding the discovery or existence of any such additional or different facts, of which the parties expressly assume the risk.

         5.       NOTICES.

                  Any notices or other communications required or permitted hereunder shall be sufficiently given if personally delivered to or sent by registered or certified mail, postage prepaid, by overnight delivery service or by prepaid telegram addressed as follows:

                  If to the Licensors:      Gerald and Leona R. Singer
                                            3142 Pacific Coast Highway
                                            Torrance, California 90505

                                            Arthur J. and Joan Murphy
                                            18337 Superior Street
                                            Northridge, California 91325

                  With copies to:           Matthias & Berg
                                            Attorneys at Law
                                            515 South Flower Street
                                            Suite 700
                                            Los Angeles, California 90071
                                            Attn:    Jeffrey P. Berg, Esq.

                  If to the Licensees:      InteroAct Systems, Incorporated
                                            327-D Riverside Avenue
                                            Westport, CT 06880

                                            Network Licensing, Inc.
                                            327-D Riverside Avenue
                                            Westport, CT 06880

                  With copies to:               Schell Bray Aycock Abel &
                                                Livingston L.L.P.
                                                Attorneys at Law
                                                230 North Elm St., Suite 1500

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



                                            Greensboro, NC 27401
                                            Attn:    Doris R. Bray, Esq.

or such other address or addresses as shall be furnished in writing by any party in the manner set forth herein for giving notices hereunder, and any such notice or communication shall be deemed to have been given as of the date so delivered, mailed or telegraphed.

         6.       NON-ADMISSION OF LIABILITY.

                  It is understood and agreed that this Agreement constitutes a compromise of disputed claims, and that neither this Agreement nor any consideration given hereunder, concurrently herewith, or pursuant hereto, is to be advocated or construed as an admission of any liability on the part of any party hereto.

         7.       BEAR OWN COSTS.

                  The parties hereto agree that each shall bear their own costs, expenses and attorneys fees incurred in connection with the dispute regarding the Claims, and in the negotiation and drafting of this Agreement.

         8.       WARRANTY AND NONASSIGNMENT OF CLAIMS.

                  Licensors and Licensees agree.. covenant, represent and warrant that they (a) are the sole and lawful owners of all right, title and interest in and to each and every claim or matter hereby released, and (b) have not heretofore assigned or transferred, or purported to or attempted to assign or transfer, to any person or entity, any claim or other matter herein released. Any party in breach of this Section 8 shall indemnify, defend and hold harmless the other party(ies) hereto from any and all claims arising out of or relating to any assignment or transfer and any purported or attempted assignment or transfer contrary to the terms of this Section 8.

         9.       ENTIRE AGREEMENT.

                  The parties hereto declare, warrant and represent that no promise, statement, representation, inducement or agreement not herein expressed is relied upon or made the basis for entering into this Agreement or agreeing to any of the terms hereof, that this document embodies and sets forth the entire agreement and understanding between them relating to the subject matter hereof, and that this document merges and supersedes all prior discussions, agreements, understandings, representations, conditions, warranties, covenants and all other communications between them on or relating to said subject matter.

         10.      RECITALS.

                  Each recital hereof is a material part of this Agreement, is incorporated herein and is a material inducement to the parties entering into this Agreement.

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



         11.      CAPTIONS.

                  The paragraph titles or captions used in this Agreement are inserted only for the convenience of reference and shall in no manner modify, expand, limit, explain, construe or describe the scope of or intent or in any other way affect the terms or conditions of this Agreement.

         12.      WAIVER.

                  No waiver or indulgence of any breach or series of breaches of this Agreement shall be deemed or construed as a waiver of any other breach of the same or any other provision hereof or affect the enforceability of the remainder of this Agreement; and in any event, no waiver shall be valid unless executed in writing.

         13.      AMENDMENTS.

                  Any amendment, modification, addendum, or revision of this Agreement or any Exhibit hereto, shall be valid only if in writing and signed by the party(ies) to be bound, in which event there need be no legal consideration therefor.

         14.      SEVERABILITY.

                  In the event any provision, interpretation or application of this Agreement is deemed to be invalid, inoperable or unenforceable for any reason, the parties hereby agree that only that provision, interpretation or application be rendered invalid, inoperable or unenforceable, and the remaining provisions, interpretations and applications shall not be affected and shall remain effective and fully enforceable.

         15.      REFERENCE TO PARTIES AS SINGULAR.

                  Where any party hereto is referred to in the singular or plural, whether by noun or pronoun, the singular form shall be construed to include the plural, so as to apply to any or all such parties, or to each and every party, as the case may be.

         16.      NO STRICT CONSTRUCTION.

                  The language of this Agreement shall be construed as a whole, according to its fair meaning and intent, and not strictly for or against any party hereto, regardless of who drafted or was principally responsible for drafting this Agreement or any specific term or condition hereof. This Agreement shall be deemed to have been drafted by all parties hereto and no party hereto shall urge otherwise.


         17.      SUCCESSORS AND ASSIGNS.

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



         This Agreement and the rights and obligations hereunder, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         18.      FURTHER COOPERATION.

         The parties hereto agree to execute and deliver such further instruments and take such further actions as the parties shall reasonably request to effectuate the intent of the parties as expressed herein, including without limitation, the dismissal with prejudice by Licensees of the civil action filed against Licensors in the United States District Court for the Eastern District of North Carolina.

         19. COUNTERPARTS.

         This Agreement may be executed in one or more counterparts, each of which shall constitute one and the same instrument and be binding and enforceable as if all parties had executed the same copy hereof.

         20.      AUTHORITY.

         Each party executing this Agreement represents and warrants that he has the full authority to do so, and that he has been expressly authorized to bind his respective company, principal or employer to all of the terms hereof.

         21.      EXECUTION KNOWING AND VOLUNTARY.

         Each party hereto acknowledges and represents that he (a) has fully and carefully read this Agreement prior to execution, (b) has been, or has had the opportunity to be, fully apprised by his attorneys of the legal effect and meaning of this document and all of the terms and conditions hereof, (c) has had the opportunity to make whatever investigation or inquiry deemed necessary or appropriate in connection with the subject matter of this Agreement, (d) has been afforded the opportunity to negotiate as to any and all terms hereof, and
(e) is executing this Agreement as a free and voluntary act.

         IN WITNESS WHEREOF, the parties hereto have duly caused this Agreement to be executed as of the day and year first above written.

                                               ("Licensors")

                                               /s/ GERALD SINGER         (Seal)
                                               Gerald Singer

                                               /s/ LEONA R. SINGER       (Seal)
                                               Leona R. Singer


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


                                               /s/ ARTHUR JOHN MURPHY    (Seal)
                                               Arthur John Murphy

                                               /s/ JOAN MURPHY           (Seal)
                                               Joan Murphy

Approved as to Form and Content:

MATTHIAS & BERG
Attorneys at Law

By: /s/ MICHAEL R. MATTHIAS
         Michael R. Matthias, Esq.
         Attorneys for Licensors

                                            ("Licensees")

                                            InteroAct Systems, Incorporated
                                            a North Carolina corporation

                                            By: /s/ WILLIAM F. PENWELL
                                            Its:     President

                                            Network Licensing, Inc.
                                            a North Carolina corporation


                                            By: /s/ WILLIAM F. PENWELL
                                            Its:     President


Approved as to Form and Content:
Schell Bray Aycock Abel & Livingston L.L.P.

By: /s/ MARK T. CAIN
         Mark T. Cain, Esq.
         Attorneys for Licensees


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